EXHIBIT 4.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated March 30, 2005 in the Amendment No. 1 to the Registration Statement (File No. 333-122992) and related Prospectus of Claymore Securities Defined Portfolios, Series 219.




                                                          /s/ Grant Thornton LLP
                                                          ----------------------
                                                          GRANT THORNTON LLP


Chicago, Illinois
March 30, 2005